SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2004

Gateway, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-22784	42-1249184
(Commission File Number)	(IRS Employer Identification No.)

7565 Irvine Center Drive, Irvine, CA	92678
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 471-7000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation; Item 3.02 Unregistered Sales of Equity Securities

On December 16, 2004, Gateway, Inc. (“Gateway”) issued a press release and subsequently filed a Form 8-K announcing that it had entered into a definitive agreement to offer and sell up to $150 million aggregate principal amount of 1.50% Senior Convertible Notes due 2009 and up to $150 million aggregate principal amount of 2.00% Senior Convertible Notes due 2011 (together with the 1.50% Convertible Senior Notes due 2009 the “Notes”) in a private placement to qualified institutional buyers pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”), afforded by Section 4(2) of the Act and Rule 144A under the Act. On December 30, 2004, the initial purchasers of the Notes exercised their option to purchase an additional $12.5 million aggregate principal amount of each series of the Notes. The closing in respect of the additional Notes was completed on December 31, 2004 and the principal amount of each series of Notes is now $150 million. A summary of the material terms of the Notes and the Indenture governing the Notes were disclosed in Gateway’s Current Report on Form 8-K filed with the SEC on December 21, 2004 and are incorporated herein by reference. A copy of the press release announcing the exercise of the initial purchasers’ option to purchase additional Notes is filed as Exhibit 99 to this report and is incorporated herein by reference. Gateway is filing the press release to comply with Rule 135c under the Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Indenture between Gateway, Inc. and U.S. Bank National Association (including the forms of Notes), dated as of December 21, 2004 (filed as exhibit 10.1 to Gateway’s Current Report on Form 8-K filed on December 21, 2004).

99	Press Release issued by Gateway on December 31, 2004 announcing the initial purchasers’ exercise of their option to purchase $12.5 million aggregate principal amount of additional notes of each series of Senior Convertible Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATEWAY, INC.

Date: January 4, 2004	By:	/s/ Roderick M. Sherwood III
		Name:	Roderick M. Sherwood III
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Indenture between Gateway, Inc. and U.S. Bank National Association (including the forms of Notes), dated as of December 21, 2004 (filed as exhibit 10.1 to Gateway’s Current Report on Form 8-K filed on December 21, 2004).

99	Press Release issued by Gateway on December 31, 2004 announcing the initial purchasers’ exercise of their option to purchase $12.5 million aggregate principal amount of additional notes of each series of Senior Convertible Notes.